Exhibit 31.2
CERTIFICATION PURSUANT TO 17 CFR 240.13(a)-14(a)
(SECTION 302 CERTIFICATION)
I, Denny Mauser, certify that:
1.      I have reviewed this quarterly report on Form 10-QSB in accordance with Rule 15(d)-2 of the Securities Exchange Act of 1934 of Western Iowa Energy, LLC;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Western Iowa Energy, LLC, as of, and for, the periods presented in this report;

4.
Western Iowa Energy, LLC’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Western Iowa Energy, LLC, and have:

a)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Western Iowa Energy, LLC, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of Western Iowa Energy, LLC’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any changes in Western Iowa Energy, LLC’s internal control over financial reporting that occurred during Western Iowa Energy, LLC’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Western Iowa Energy, LLC’s internal control over financial reporting.

5.
Western Iowa Energy, LLC’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Western Iowa Energy, LLC’s auditors and the audit committee of Western Iowa Energy, LLC’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Western Iowa Energy, LLC’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Western Iowa Energy, LLC’s internal controls over financial reporting.

Date: 5/15/07	/s/ Denny Mauser
Denny Mauser, (Principal Financial Officer)